Semi-Annual Report to Shareholders

THIRD MILLENNIUM RUSSIA FUND


A Series of
The World Funds, Inc.
A "Series"Investment Company

For the Period Ended
February 29, 2000

                     To the Shareholders of the

                THIRD MILLENNIUM RUSSIA FUND

                "Modern Russia's Debut on the World Stage"

      The recent performance of your Fund has been outstanding and we Thank You for your continued support.

Putin Administration.

      In many ways Modern Russia is only now getting the hang of the serious task of managing a Free Market Economy. The new President Vladimir Putin instills confidence in his ability to steer his country on a course of competent decision-making. He will establish the State's role in setting the "Rules of the Game", much as our own regulatory agencies set the context for our economic activity.

      Russia is now enjoying strong Macro-economic Indicators: inflation is lower than expected; the currency is more stable than predicted and there is no deficit to narrow - a Surplus reflects strong export earnings and tax collections. It seems Russia no longer needs IMF support and is servicing its debt and coming to terms with its international creditors from the Soviet era.

      Two main problems remain and need to be addressed during this period of strength stemming from the high price of oil and other commodities and the favorable effects of the dramatic devaluation of the Ruble, which has allowed domestic producers to import substitute, supplying local demand:

o Growing Profit Focus? On the enterprise level, will companies focus on earning a profit -- instead of eating, without paying the bills, society's gas and electric resources -- so that inputs exceed output, thus making economic growth a temporary phenomenon? Can they shed their social expenses and liabilities, getting help from the federal and regional governments for the medical clinics, the subsidized housing, the auto bus route, etc. ?

o Money over Barter? Can a monetary system supplant predominant barter practices, which help Russian companies hide their true costs? Money as a percentage of GDP in Russia is less that 20%. In the US and Japan, for example, is about 90% and 120%, respectively.

             We will soon know whether the Putin Administration is capable of tackling these fundamental problems. Otherwise, the current advantages summarized above will not be capitalized upon and Russia will not prove to be a long term Growth Economy.




Companies in the Fund.

      Our criteria for owning Russia's leading companies are basic:
o     Is the company in a strong sector?
o     Is the company a market leader with growing profitability?
o     Is the support for the stock relatively strong?
o     Does the company have a strong management team?
o     And, is the management shareholder focused/ investor friendly?

      These criteria, at present, indicate that there are only 20-30 companies in Russia in which we can invest. There are numerous other profitable, well-managed firms which do not understand or value the role of public shareholders, so the risk of mistreatment is unacceptably high. We recently sold our position in Surgutneftegas, taking a strong profit from a lengthy holding, due to its reorganization, which has been mis-handled (from an investor perspective). The business goal of consolidating the public, operating company into the holding company was OK, but even at this time, management has not clarified the ratios and position of public shareholders in the new structure. This sort of practice is simply unacceptable to your portfolio managers.

      Frequently, the sort of competency issues which were displayed on the Government level in 1998 arise with companies that, otherwise, meet our basic investment criteria. We have to balance these issues with the fact that we want to be fully invested in these leading companies and we understand that the investor relations culture is in its early stages. Hopefully, these management teams will gain more experience with investor relations and the level of competence and professionalism will increase over time. Disclosure. Transparency. "Yasnost." Investors such as we simply will not settle for less.

    As of April 14, your Fund had a substantial cash position, in excess of 25%.


John T. Connor, Jr.


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THIRD MILLENNIUM RUSSIA FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
February 29, 2000
(Unaudited)
Number of                                                                Market
Shares      Security Description                                          Value
---------   --------------------                                       --------
           COMMON STOCK:                            89.93%

           BEVERAGES:                                2.16%
  8,690    Sun Breweries GDR*                                           $39,105
  8,690    Sun Interbrew Ltd GDR*                                        17,380
                                                                       --------
                                                                         56,485
                                                                       --------
           CELLULAR:                                15.57%
  9,500    Vimpel Communications Sponsored ADR*                         407,906
                                                                       --------
           GAS:                                      1.94%
  6,150    Rao Gazprom ADR*                                              50,738
                                                                       --------
           OIL:                                     17.34%
  3,570    Lukoil Oil Co Sponsored ADR                                  149,048
  8,200    Oil Co. Lukoil Sp ADR F/PFD SHS                               94,300
 20,000    Tatneft Sponsored ADR                                        211,000
                                                                       --------
                                                                        454,348
                                                                       --------
           RETAIL:                                   3.76%
157,000    Aeroflot                                                      25,669
  1,000    Gaz Auto Plant                                                35,100
 17,600    Torgoviy Dom Gum Sponsored ADR*                               23,936
  3,000    Trading House Tsum ADR*                                       13,800
                                                                       --------
                                                                         98,505
                                                                       --------
           TELECOMMUNICATIONS:                           24.99%
  6,000    Golden Telecom Inc                                           252,000
 17,000    Nizhnovsvyazinform Sponsored ADR*                             39,100
 13,500    Rostelecom Long Distance & International Telecom ADR*        236,250
 20,000    Tyumentelecom Sponsored ADR*                                  20,000
 37,000    Uralsvyasinform Sponsored ADR*                               107,300
                                                                       --------
                                                                        654,650
                                                                       --------
           UTILITIES:                                    24.17%
 23,520    AO Mosenergo Sponsored ADR                                   117,600
 21,550    Irkutskenergo AO Sponsored ADR                                70,038
  1,180    Lenenergo GDR*                                                14,792
 15,000    Norilsk Nickel                                               127,200
 19,990    RAO Unified Energy System ADR                                287,356
 10,000    Rostovenergo Sponsored ADR*                                   16,000
                                                                       --------
                                                                        632,986
                                                                       --------

           TOTAL INVESTMENTS:
           (Cost: $1,288,129)**                          89.93%       2,355,618
           Other assets, net                             10.07%         263,692
                                                        ------        ---------
           NET ASSETS                                   100.00%      $2,619,310
                                                       ========      ==========
*    Non-income producing
** Cost for Federal income tax purpose is $1,288,129 and net unrealized appreciation consists of:


               Gross unrealized appreciation               $1,094,432
               Gross unrealized depreciation                  (26,943)
                                                           ----------
               Net unrealized appreciation                 $1,067,489
                                                           ==========

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR--Security represented is held by the custodian bank in the form of Global Depository Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES
 February 29, 2000 (Unaudited)
-------------------------------------
ASSETS

   Investments at value (identified cost of $1,288,129 )
   (Notes 1 & 3)                                                     $2,355,618
   Cash                                                                 195,834
   Capital stock sold                                                    25,500
   Dividends receivable                                                     537
   Deferred organization costs (Note 1)                                  65,169
   Prepaids and Other Assets                                             16,955
                                                                      ---------
          TOTAL ASSETS                                                2,659,613
                                                                      ---------
LIABILITIES
   Investments purchased                                    29,830
   Accrued expenses                                         10,473
                                                           -------
          TOTAL LIABILITIES                                              40,303
                                                                     ----------
NET ASSETS                                                           $2,619,310
                                                                     ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
         ($2,619,310 / 112,459 shares outstanding)                       $23.29
                                                                         ======
      At February 29, 2000 there were 50,000,000 shares
       of $.01 par value stock authorized and
       components of net assets are:
      Paid in capital                                   $1,440,186
      Accumulated net investment loss                      (25,349)
      Net accumulated realized gain on investments         136,984
      Net unrealized appreciation of investments         1,067,489
                                                        ----------
      Net Assets                                        $2,619,310
                                                        ==========

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS
Six months ended February 29, 2000 (Unaudited)
----------------------------------------------

 INVESTMENT INCOME                                                        $ --

EXPENSES
      Investment advisory fees (Note 2)                $  14,253
      12b-1 fees                                           2,036
      Custodian and accounting fees                       25,600
      Legal and audit                                      8,927
      Registration fees                                    6,583
      Organization expense amortization                    9,115
      Recordkeeping and administrative services (Note 2)   7,459
      Transfer agent fees (Note 2)                         4,545
      Shareholder servicing and reports (Note 2)           4,632
      Director fees                                        3,200
      Miscellaneous                                        5,288
                                                         -------
        Total expenses                                                  91,638
      Management fee waiver and expense reimbursements                 (66,289)
                                                                      --------
      Net expenses                                                      25,349
                                                                      --------
      Net investment loss                                              (25,349)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain on investments                                 108,247
      Net increase in unrealized appreciation on investments           833,215
                                                                      --------
      Net gain on investments                                          941,462
                                                                      --------
      Net increase in net assets resulting from operations            $916,113
                                                                      ========


See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------
                                         Six Months Ended
                                         February 29, 2000      Period ended
                                         (Unaudited)          August 31, 1999*
OPERATIONS                               -----------------    ----------------
   Net investment loss                       $(25,349)               $ (14,827)
   Net realized gain on investments           108,247                   43,564
   Unrealized appreciation of investments     833,215                  234,274
                                             --------                 --------
   Net increase in net assets
    resulting from operations                 916,113                  263,011

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income                           --                       --
   Net realized gain from investment
     transactions ($.33 and, $.00 per
     share, respectively)                     (32,285)                      --

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
    from capital share transactions**         390,594                1,049,592
                                             --------               ----------
   Net increase in net assets               1,306,707                1,312,603
   Net assets at beginning of period        1,312,603                       --
                                           ----------               ----------
NET ASSETS  at the end of the period       $2,619,310               $1,312,603
                                           ==========               ==========
** A summary of capital share transactions follows:

                                Six months ended
                                 February 29, 2000                Period Ended
                                   (Unuadited)                August 31, 1999*
                                 -----------------            ----------------
                                Shares       Value        Shares         Value
                                ------       -----        ------         -----
Shares sold                     33,594    $601,344       101,353    $1,172,886
Shares reinvested from d            --          --            --            --
Shares redeemed                (13,762)   (210,750)       (8,726)     (123,294)
                               -------     -------       -------     ---------
Net increase                    19,832    $390,594        92,627    $1,049,592
                               =======    ========        ======    ==========

* Commencement of operation was October 1, 1998

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHTOUT THE PERIOD
-----------------------------------------------
                                          Six Months Ended
                                          February 29, 2000       Period Ended
                                             (Unaudited)       August 31, 1999*
                                          -----------------    ---------------
Per Share Operating Performance
Net asset value, beginning of period              $14.17               $10.00
                                               ---------             --------
Income from investment operations-
   Net investment loss                             (0.23)               (0.16)
   Net realized and unrealized gain on
    Investments                                     9.68                 4.33
                                               ---------             --------
   Total from investment operations                 9.45                 4.17
                                               ---------             --------
Less distributions-
   Distributions from net investment income        (0.33)                  --
   Distributions from realized gains on
     Investments                                      --                   --
                                               ---------             --------
   Total distributions                             (0.33)                  --
                                               ---------             --------
Net asset value, end of period                    $23.29               $14.17
                                               =========             ========
Total Return                                      68.10%***            41.70%
                                               =========             ========
Ratios/Supplemental Data
   Net assets, end of period (000's)              $2,619               $1,313
Ratio of expenses to average net assets
   Before expense waivers and reimbursements      11.19%**            15.92%**
   After expense waivers and reimbursements        3.10%**             2.75%**
Ratio of net investment loss to average
  net assets
   Before expense waivers and reimbursements     (11.19%)**          (15.26%)**
   After expense waivers and reimbursements       (3.10%)**           (2.08%)**
Portfolio turnover rate                           20.79%              14.43%


*    Commencement of operations was October 1, 1998
**  Annualized
*** Not annualized

See Notes to Financial Statements

Third Millennium Russia Fund
Notes to the Financial Statements
February 29, 2000 (Unaudited)
----------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased share of the Fund on June 29, 1998. However, investment operations of the Fund did not commence until October 1, 1998. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

      The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Russian securities are also valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. The Fund reserves the right to value securities at fair market value when events occur prior to the close of the NYSE, and cause a change in value from the price determined as of the close of the Russian markets.

      Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

      ADR's, EDR's and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless TWF is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-six (56) months.

      E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

      F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS

      Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC ("TMIA") provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.

      TMIA has contractually agreed to waive its fees and reimburse the fund for expenses in order to limit operating expenses to 2.75% of average net assets through September 30, 2001. For the six months ended February 29, 2000, the Advisor waived fees of $16,289 and reimbursed expenses of $50,000.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares.

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the six months ended February 29, 2000, the Distributor waived fees of $2,036.

      As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $9,499 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $4,545 for its services for the year ended
February 29, 2000.

      Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3 - INVESTMENTS

      The cost of purchases and proceeds from sales of securities other than short-term notes for the period ended February 29, 2000, were $554,317 and $315,714 respectively.

Investment Adviser:

Third Millennium Investments Advisors LLC
1185 Avenue of the Americas
New York, New York  10036

Distributor:

First Dominion Capital Corp.
1500 Forest Avenue
Suite 223
Richmond, Virginia 23229

Independent Auditors:

Tait, Weller and Baker
Eight Penn Center Plaza
Suite 800
Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Third Millennium Russia Fund's Transfer Agent:

Fund Services, Inc.
Post Office Box 26305
Richmond, Virginia 23260
(800) 628-4077 Toll Free

More Information:

For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at
(800) 527-9525 Toll Free.